EARNINGS PRESENTATION Third Quarter 2018 Aleris Corporation November 7, 2018

Forward-Looking and Other Information IMPORTANT INFORMATION This information is current only as of its date and may have changed. We undertake no obligation to update this information in light of new information, future events or otherwise. This information contains certain forecasts and other forward looking information concerning our business, prospects, financial condition and results of operations, and we are not making any representation or warranty that this information is accurate or complete. See “Forward-Looking Information” below. BASIS OF PRESENTATION We are a direct wholly owned subsidiary of Aleris Corporation. Aleris Corporation currently conducts its business and operations through us and our consolidated subsidiaries. As used in this presentation, unless otherwise specified or the context otherwise requires, “Aleris,” “we,” “our,” “us,” “ and the “Company” refer to Aleris International, Inc. and its consolidated subsidiaries. Notwithstanding the foregoing, with respect to the historical financial information and other data presented in this presentation, unless otherwise specified or the context requires, “Aleris,” “we,” “our,” “us,” and the “Company’ refer to Aleris Corporation. We completed the sale of our recycling and specification alloys and extrusions businesses in the first quarter of 2015. We have reported these businesses as discontinued operations for all periods presented, and reclassified the results of operations of these businesses as discontinued operations. Except as otherwise indicated, the discussion of the Company’s business and financial information throughout this presentation refers to the Company’s continuing operations and the financial position and results of operations of its continuing operations. FORWARD-LOOKING INFORMATION Certain statements contained in this presentation are “forward-looking statements” within the meaning of the federal securities laws. Statements under headings with “Outlook” in the title and statements about the Merger and our beliefs and expectations and statements containing the words “may,” “could,” “would,” “should,” “will,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “look forward to,” “intend” and similar expressions intended to connote future events and circumstances constitute forward-looking statements. Forward-looking statements include statements about, among other things, future costs and prices of commodities, production volumes, industry trends, anticipated cost savings, anticipated benefits from new products, facilities, acquisitions or divestitures, projected results of operations, achievement of production efficiencies, capacity expansions, future prices and demand for our products and estimated cash flows and sufficiency of cash flows to fund operations, capital expenditures and debt service obligations, as well as statements regarding trade cases, tariffs and other governmental actions. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in or implied by any forward-looking statement. Important factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the following: (1) our ability to successfully implement our business strategy; (2) the success of past and future acquisitions or divestitures; (3) the cyclical nature of the aluminum industry, material adverse changes in the aluminum industry or our end-uses, such as global and regional supply and demand conditions for aluminum and aluminum products, and changes in our customers’ industries; (4) increases in the cost, or limited availability, of raw materials and energy; (5) our ability to enter into effective metal, energy and other commodity derivatives or arrangements with customers to manage effectively our exposure to commodity price fluctuations and changes in the pricing of metals, especially London Metal Exchange-based aluminum prices; (6) our ability to generate sufficient cash flows to fund our operations and capital expenditure requirements and to meet our debt obligations; (7) competitor pricing activity, competition of aluminum with alternative materials and the general impact of competition in the industry end-uses we serve; (8) our ability to retain the services of certain members of our management; (9) the loss of order volumes from any of our largest customers; (10) our ability to retain customers, a substantial number of whom do not have long-term contractual arrangements with us; (11) risks of investing in and conducting operations on a global basis, including political, social, economic, currency and regulatory factors; (12) variability in general economic or political conditions on a global or regional basis; (13) current environmental liabilities and the cost of compliance with and liabilities under health and safety laws; (14) labor relations (i.e., disruptions, strikes or work stoppages) and labor costs; (15) our internal controls over financial reporting and our disclosure controls and procedures may not prevent all possible errors that could occur; (16) our levels of indebtedness and debt service obligations, including changes in our credit ratings, material increases in our cost of borrowing or the failure of financial institutions to fulfill their commitments to us under committed facilities; (17) our ability to access credit or capital markets; (18) the possibility that we may incur additional indebtedness in the future; (19) limitations on operating our business and incurring additional indebtedness as a result of covenant restrictions under our indebtedness, and our ability to pay amounts due under our outstanding indebtedness; and (20) risks related to the Merger, including the possibility that the Merger may not be consummated; and (21) other factors discussed in our filings with the Securities and Exchange Commission, including the sections entitled “Risk Factors” contained therein. Investors, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward- looking statements. We undertake no obligation to publicly update or revise any forward-looking statements, whether in response to new information, futures events or otherwise, except as otherwise required by law. NON-GAAP INFORMATION The non-GAAP financial measures contained in this presentation (including, without limitation, EBITDA, Adjusted EBITDA, commercial margin, and variations thereof) are not measures of financial performance calculated in accordance with U.S. GAAP and should not be considered as alternatives to net income and loss attributable to Aleris Corporation or any other performance measure derived in accordance with GAAP or as alternatives to cash flows from operating activities as a measure of our liquidity. Non- GAAP measures have limitations as analytical tools and should be considered in addition to, not in isolation or as a substitute for, or as superior to, our measures of financial performance prepared in accordance with GAAP. Management believes that certain non-GAAP financial measures may provide investors with additional meaningful comparisons between current results and results in prior periods. Management uses non-GAAP financial measures as performance metrics and believes these measures provide additional information commonly used by the holders of our 2023 Junior Priority Senior Notes and parties to our Term Loan Facility and the ABL Facility with respect to the ongoing performance of our underlying business activities, as well as our ability to meet our future debt service, capital expenditure and working capital needs. We calculate our non-GAAP financial measures by eliminating the impact of a number of items we do not consider indicative of our ongoing operating performance, and certain other items. You are encouraged to evaluate each adjustment and the reasons we consider it appropriate for supplemental analysis. See “Appendix.” INDUSTRY INFORMATION Information regarding market and industry statistics contained in this presentation is based on information from third party sources as well as estimates prepared by us using certain assumptions and our knowledge of these industries. Our estimates, in particular as they relate to our general expectations concerning the aluminum industry, involve risks and uncertainties and are subject to changes based on various factors, including those discussed under “Risk Factors” in our filings with the Securities and Exchange Commission. WEBSITE POSTING We use our investor website (investor.aleris.com) as a channel of distribution of Company information. The information we post through this channel may be deemed material. Accordingly, investors should monitor this channel, in addition to following our press releases, Securities and Exchange Commission ("SEC") filings, and public conference calls and webcasts. The content of our website is not, however, a part of this presentation. 2

Third Quarter Overview 3Q Adjusted EBITDA ($M) . 3Q18 Adjusted EBITDA of $77M, up from $46M in 3Q17 +67% – Higher automotive volumes in Europe from strong demand and improved operating performance $77 – Increasing commercial shipments from North America $46 automotive assets 3Q17 3Q18 – Strong B&C demand along with favorable metal spreads in North America Adjusted EBITDA per ton ($/t) – Higher aerospace volumes in Europe and Asia Pacific – Honored by Airbus with “Best Performer Award” $342 $230 – Automotive ramp-up in Lewisport continues to progress well 3Q17 3Q18 Significant year over year improvement in Adjusted EBITDA 3

Key Global End Uses 3Q YoY Growth Aleris Volume Drivers . Global volumes return to growth as OEM destocking subsides . Record Asia Pacific volumes Aerospace 25% . Benefits from recent multi-term contracts . Expect continued volume growth in 4Q18 . Increased commercial shipments from North America assets . Commenced North America commercial ABS shipments under Automotive 77% primary OEM multi-term contract . Improved Europe productivity, strong demand and customer vehicle launches supported growth . Demand remains healthy Heat 1% Exchanger . Potential volume upside limited by available capacity 4

Key Regional End Uses 3Q YoY Growth Aleris Volume Drivers N.A. . Continued favorable demand environment Building & 9% Construction . Improved operating performance from continuous cast plants . Customer demand continued to be favorable N.A. 20% Distribution . 3Q17 capacity impacted by planned Lewisport outage . Working out of a cyclical downturn N.A. (4%) Truck Trailer . Demand continues to recover EU Regional . Overall bookings and order activity stable Commercial (9%) . Volumes limited as capacity is being allocated to Automotive Plate & Sheet and Aerospace 5

Adjusted EBITDA Bridges ($M) 3Q18 vs. 3Q17 90 ($5) 80 ($5) ($1) $2 70 $27 60 $77 50 $13 40 $46 30 3Q17 Volume / Mix Price / Commodity Inflation Base Inflation Productivity Currency/ 3Q18 Metal Spreads Translation/ Other 3Q18 YTD vs. 3Q17 YTD 240 ($12) ($2) 200 $48 ($19) $19 $17 160 $215 120 $164 80 3Q17 YTD Volume / Mix Price / Commodity Inflation Base Inflation Productivity Currency/ 3Q18 YTD Metal Spreads Translation/ 6 Other

North America Volume (kT) Segment Adjusted EBITDA ($M) 21% 139 $42 115 $21 3Q17 3Q18 3Q17 3Q18 Adj. EBITDA / ton $187 $300 3Q Adjusted EBITDA Bridge ($M) 3Q18 Performance 60 . Lewisport ramp-up contributing to significantly higher ($4) 50 ($2) automotive volumes ($6) 40 $25 . Higher YoY B&C and Distribution volumes more than offset lower truck trailer volumes 30 $8 . Ongoing benefits from improved rolling margins and favorable 20 $42 metal spreads for continuous cast production 10 $21 . Freight and base inflation along with absorption of Lewisport 0 3Q17 Volume / Mix Price / Metal Commodity Base Inflation Productivity 3Q18 start-up costs, which are transitory in nature, negatively Spreads Inflation impacted EBITDA 7

Metal Update $1.35 $0.60 $1.30 $0.55 $1.25 $1.20 $0.50 $1.15 $0.45 $1.10 $1.05 $0.40 $1.00 $0.35 $0.95 $0.30 $0.90 $0.85 $0.25 $0.80 $0.20 $0.75 $0.70 $0.15 Dec Mar Jun Sep Dec Mar Jun Sep Dec Mar Jun Sep Dec Mar Jun Sep 2014 2015 2015 2015 2015 2016 2016 2016 2016 2017 2017 2017 2017 2018 2018 2018 P1020 (left axis) Weighted Painted Siding, Mixed Low Copper, Sheet Spread 1Platts, Aleris Management Analysis, October 2018 Spreads remained elevated at historical highs in 3Q18 8

Europe Volume (kT) Segment Adjusted EBITDA ($M) 3% 78 81 $38 $29 3Q17 3Q18 3Q17 3Q18 Adj. EBITDA / ton $365 $464 3Q Adjusted EBITDA Bridge ($M) 3Q18 Performance 40 . Automotive and Aerospace volume growth leading to stronger $1 35 mix; Aerospace destocking subsiding $2 ($1) $5 ($2) $4 . Metal spreads impacted by improved scrap utilization and lower 30 hardener costs $38 25 . Productivity gains from improved throughput and cost $29 20 optimization efforts 15 3Q17 Volume / Mix Price / Metal Commodity Base Inflation Productivity Currency/ 3Q18 Spreads Inflation Translation/ Other 9

Asia Pacific Volume (kT) Segment Adjusted EBITDA ($M) (2%) 7 7 $6 $4 3Q17 3Q18 3Q17 3Q18 Adj. EBITDA / ton $526 $913 3Q Adjusted EBITDA Bridge ($M) 3Q18 Performance 6 . Aerospace shipments up 51% YoY, continuing to drive mix shift ($1) $1 $2 and higher Adjusted EBITDA/ton 4 . Base inflation offset with favorable currency impact $6 2 $4 0 3Q17 Volume / Mix Base Inflation Currency/ 3Q18 Translation/ Other 10

Cash Flow and LTM Working Capital Net Cash Flow ($M) Total LTM Working Capital Days 80 22% 3Q17 3Q18 21% 75 19% Cash Provided by Operating Activities $43 $39 70 65 78 Capital Expenditures (57) (25) 76 60 71 Other (1) (1) 55 50 Net Cash Before Financing ($16) $14 2016 2017 3Q18 Days % of Sales . Higher LME leading to elevated working capital investment . Higher working capital needs to support automotive ramp-up in North America . Supplier changes due to Rusal sanctions 11

Capital Structure & Liquidity Overview Capital Expenditures Summary ($M) 1 Liquidity Summary ($M) $358 9/30/2018 $8 Cash and Restricted Cash 3 $62 $298 Availability under ABL Facility 413 $10 Liquidity $475 $208 $276 $188 $7 $201 Capital Structure ($M) 9/30/2018 $107 $121 $115 - $125 2 $148 Cash and Restricted Cash 3 $62 $14 $76 $6 $22 ABL Facility 251 $96 $82 $88 $74 $25 Term Loan Facility 4 1,097 $53 $2 $48 $13 $10 2023 Junior Priority Notes 4 400 20132014 2015 2016 2017 2018E 3Q18 3Q18 YTD Non-Recourse China Loan Facilities 4 158 4,5 Other Growth North America ABS Project & Other Upgrades Maintenance Other 8 Net Debt $1,852 1Excludes discontinued operations CapEx of $50M, $43M, $15M in 2013-2015 2Guidance does not include capitalized interest 6 3Includes $5M of restricted cash for China Loan Facility payments LTM Adjusted EBITDA $252 4Amounts exclude applicable premiums and discounts 5Other excludes $45M of exchangeable notes 6See prior SEC filing for applicable reconciliations to GAAP financial measures Net Debt / LTM Adj. EBITDA 7.3x 7Excludes Non-Recourse China Loan Facilities 7 8Secured debt includes outstanding ABL Facility balance, Term Loan Facility, and 2023 Junior Priority Notes Net Recourse Debt / LTM Adj. EBITDA 6.7x Note: Certain amounts may not foot as they represent the calculated totals based on actual amounts and not the rounded amounts presented in these charts and tables Net Secured Debt 8 / LTM Adj. EBITDA 6.7x Capex normalizing; refinancing created significant liquidity improvement; deleveraging underway 12

Outlook . Fourth quarter segment income and Adjusted EBITDA expected to be sequentially lower but higher than the fourth quarter of 2017 . Commercial shipments from North America automotive assets are expected to continue to grow based on committed volumes . European automotive volume expected to continue to benefit from healthy demand and productivity improvements . Global aerospace volumes expected to benefit from higher aircraft production rates . Favorable YoY metal spreads and rolling margins expected in North America . Continued inflationary cost pressure expected, particularly in North America freight 13

APPENDIX 14

3Q Adjusted EBITDA Reconciliation ($M) For the three months ended For the nine months ended September 30, September 30, 2018 2017 2018 2017 Adjusted EBITDA $ 77.0 $ 45.5 $ 215.5 $ 163.7 Unrealized (losses) gains on derivative financial instruments (10.4) (18.8) 3.1 (1.5) Restructuring charges (0.2) (0.9) (2.0) (2.1) Unallocated currency exchange losses on debt (1.2) (1.8) (2.5) (3.1) Stock-based compensation expense (2.1) (0.4) (2.8) (1.5) Start-up costs (9.8) (22.8) (48.7) (52.6) Favorable (unfavorable) metal price lag 4.3 (1.0) 39.3 (3.6) Loss on extinguishment of debt — — (48.9) — Other (5.7) (1.4) 3.1 (5.1) EBITDA $ 51.9 $ (1.6) $ 156.1 $ 94.2 Interest expense, net (37.5) (32.0) (106.0) (90.4) Provision for income taxes (5.4) (1.6) (14.7) (25.1) Depreciation and amortization (35.0) (30.5) (103.8) (82.0) Net loss $ (26.0) $ (65.7) $ (68.4) $ (103.3) 15

3Q Adjusted EBITDA Reconciliation by Segment ($M) For the three months ended For the nine months ended September 30, September 30, 2018 2017 2018 2017 North America Segment income $ 52.4 $ 19.9 $ 165.5 $ 75.2 (Favorable) unfavorable metal price lag (10.7) 1.6 (35.1) 5.9 1 Segment Adjusted EBITDA $ 41.6 $ 21.4 $ 130.4 $ 81.1 Europe Segment income $ 30.4 $ 28.4 $ 101.0 $ 101.7 (Favorable) unfavorable metal price lag 7.1 0.1 (2.9) (0.5) 1 Segment Adjusted EBITDA $ 37.5 $ 28.5 $ 98.1 $ 101.2 Asia Pacific Segment income $ 7.0 $ 4.3 $ 16.1 $ 10.0 (Favorable) unfavorable metal price lag (0.7) (0.6) (1.2) (1.8) 1 Segment Adjusted EBITDA $ 6.3 $ 3.7 $ 14.8 $ 8.3 1Amounts may not foot as they represent the calculated totals based on actual amounts and not the rounded amounts presented in this table 16

3Q Adjusted EBITDA Per Ton Reconciliation ($M) For the three months ended For the nine months ended September 30, September 30, 2018 2017 2018 2017 Metric tons of finished product shipped: North America 138.7 114.5 398.5 360.4 Europe 80.8 78.2 253.5 240.4 Asia Pacific 6.9 7.1 21.9 19.4 Intra-entity shipments (1.1) (1.8) (4.1) (4.4) Total metric tons of finished product shipped 225.3 198.0 669.8 615.8 Segment Adjusted EBITDA: 1 North America 2 $ 41.6 $ 21.4 $ 130.4 $ 81.1 Europe 37.5 28.5 98.1 101.2 Asia Pacific 6.3 3.7 14.8 8.3 Corporate (8.4) (8.1) (27.8) (26.9) Total Adjusted EBITDA $ 77.0 $ 45.5 $ 215.5 $ 163.7 Segment Adjusted EBITDA per metric ton shipped: North America $ 300.0 $ 187.0 $ 327.3 $ 225.0 Europe $ 464.0 $ 364.7 $ 386.8 $ 420.8 Asia Pacific $ 912.6 $ 525.5 $ 678.3 $ 425.0 Aleris Corporation $ 341.7 $ 229.9 $ 321.7 $ 265.8 1See prior slides for a reconciliation to the applicable GAAP financial measures 2Segment Adjusted EBITDA excludes start-up operating expenses and losses incurred during the start-up period. For the three months ended September 30, 2018 and 2017, start-up costs were $7.5 million and $21.2 million, respectively. For the nine months ended September 30, 2018 and 2017, start-up costs were $41.8 million and $48.1 million, respectively. 17

Metal Hedging Practices Risk Mitigation Strategy Impact . LME and regional premium volatility . Pass through pricing and tolling  Lowers margin volatility (inventory exposure) . Minimize inventory levels  Minimizes earnings impact . Sell 100% of open inventory forward  Risk limited to turn of inventory (“metal lag”) . Forward price sales . Match sales with physical purchases or LME forwards  Locks in rolling margin . Attempt to minimize LT fixed price sales  Reduces multiyear dated derivatives Adjusted EBITDA vs. Metal Price Lag 4Q 2016 1Q 2017 2Q 2017 3Q 2017 4Q 2017 1Q 2018 2Q 2018 3Q 2018 Metal price lag impact on gross profit $8 $22 $8 ($5) $16 $10 $27 ($13) (+) Realized (losses) / gains on metal (5) (19) (12) 4 (19) (1) (1) 17 derivatives Favorable / (unfavorable) metal price lag $4 $2 ($5) ($1) ($3) $9 $26 $4 net of realized derivative gains / losses Adj. EBITDA including metal lag $47 $54 $62 $45 $34 $63 $111 $81 (–) Income / (expense) from metal price lag 4 2 (5) (1) (3) 9 26 4 Adj. EBITDA as reported $43 $52 $66 $46 $37 $54 $85 $77 Risk management helps minimize commodity price exposure 18